                                                                        EX-99(q)

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Jude T. Driscoll
-----------------------
Jude T. Driscoll

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Delaware Group Tax-Free Fund
Delaware Group Cash Reserve                                Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds I                              Delaware Pooled Trust
Delaware Group Equity Funds II                             Delaware VIP Trust
Delaware Group Equity Funds III                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Equity Funds IV                             Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Equity Funds V                              Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Foundation Funds                            Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Florida Insured Municipal Income Fund
Delaware Group Government Fund                             Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Group State Tax-Free Income Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Walter P. Babich
-----------------------------
Walter P. Babich

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



John H. Durham
--------------------
John H. Durham

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



John A. Fry
----------------------
John A. Fry

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Delaware Group Tax-Free Fund
Delaware Group Cash Reserve                                Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds I                              Delaware Pooled Trust
Delaware Group Equity Funds II                             Delaware VIP Trust
Delaware Group Equity Funds III                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Equity Funds IV                             Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Equity Funds V                              Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Foundation Funds                            Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Florida Insured Municipal Income Fund
Delaware Group Government Fund                             Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Group State Tax-Free Income Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Anthony D. Knerr
--------------------------
Anthony D. Knerr

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Ann R. Leven
-------------------------
Ann R. Leven

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Thomas F. Madison
-------------------------
Thomas F. Madison

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Joseph H. Hastings, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Jan L. Yeomans
--------------------------
Jan L. Yeomans

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                POWER OF ATTORNEY



         I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Walter P. Babich, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

         This power of attorney is effective for all documents filed on or after August 21, 2003.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st day of August 2003.



Joseph H. Hastings
------------------------
Joseph H. Hastings

----------------------------------------------------------------------------------------------------------------------------------
                                              Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                               Voyageur Insured Funds
Delaware Group Cash Reserve                                Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                              Voyageur Investment Trust
Delaware Group Equity Funds II                             Voyageur Mutual Funds
Delaware Group Equity Funds III                            Voyageur Mutual Funds II
Delaware Group Equity Funds IV                             Voyageur Mutual Funds III
Delaware Group Equity Funds V                              Voyageur Tax Free Funds
Delaware Group Foundation Funds                            Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                             Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                                Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds               Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust                 Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                               Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund                         Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust